                               AMENDMENT NO. 2 TO
                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

      This AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of April 21, 2005, among CKE Restaurants, Inc. (the "Borrower"), the Lenders party hereto (the "Lenders") and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch ("BNP Paribas"), as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

      The Borrower, the Lenders and the Agent are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of June 2, 2004 (as amended by that certain Amendment No. 1 to Sixth Amended and Restated Credit Agreement dated November 4, 2004 among the Borrower, the Lenders and the Agent, the "Credit Agreement").

      The Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement as more fully described herein.

      The Agent and the Lenders have agreed to grant such amendments upon the terms and conditions set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

      (a)   Rate Reduction.

            (i) Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (1) the definition of "APPLICABLE MARGIN" is hereby amended by deleting the grid set forth in the definition in its entirety and replacing such grid with the following:

Leverage Ratio                      Eurodollar Loans   Base Rate Loans   Commitment Fee
--------------                      ----------------   ---------------   --------------
less than or equal to 2.75 to 1.0        2.00%              0.75%             0.50%

greater than 2.75
                                         2.25%              1.00%             0.50%

                  (2) the following definition shall be added in alphabetical order:

                        ""APPLICABLE L/C FEE RATE" shall mean (A) if the Leverage Ratio is less than or equal to 2.75 to 1.0, 2.25% and (B) if the Leverage Ratio is greater than 2.75, 2.50%."

            (ii) Section 2.6(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to "1.25%" in clause (x) thereof in its entirety and replacing such percentage with "1.00%".

            (iii) Section 2.6(b)(ii) of the Credit Agreement is hereby amended by deleting the reference to "2.50%" in clause (x) thereof in its entirety and replacing such percentage with "2.25%".

            (iv) Section 2.6(c)(i) of the Credit Agreement is hereby amended by deleting the reference to "1.50%" in clause (y) thereof in its entirety and replacing such percentage with "1.25%".

            (v) Section 3.2 of the Credit Agreement is hereby amended by deleting all the references to (A) "Applicable Margin for Eurodollar Loans" in its entirety and replacing them with "Applicable L/C Fee Rate" and (B) "2004" in its entirety and replacing them with "2005".

      (b)   Cash Dividends on Common Stock.

            (i) Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of the definition of "JUNIOR CAPITALIZATION AMOUNT":

                  ", plus (C) all cash dividends paid by the Borrower on any common stock of the Borrower from and after the Closing Date to and including such time, to pay such cash dividends in accordance with Section 7.7(d)"

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            (ii)  Section 7.7(d) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "The Borrower may redeem, retire or purchase any shares of any class of the Capital Stock of the Borrower, and/or declare and pay dividends in cash with respect to any common stock of the Borrower provided, that (i) the cumulative amount of (A) the purchase price paid by the Borrower for such Capital Stock and
                  (B) the cash dividends paid by the Borrower on such common stock shall not exceed, in the aggregate after giving effect to such payments and all other payments made pursuant to this
                  Section 7.7(d) and Section 7.10(d)(iv) hereof, the Junior Recapitalization Amount, (ii) both before and after giving effect to any such redemption, retirement or purchase, and/or any such declaration and payment of any dividend, no Default or Event of Default shall have occurred and be continuing and
                  (iii) after giving effect to such redemption, retirement or purchase, and/or such declaration and payment of any dividend, the Unused Portion shall be at least $25,000,000."

3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that both before and after giving effect to this Amendment:

      (a)   no Default or Event of Default has occurred and is continuing; and

      (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

4. Conditions to Effectiveness of this Amendment. Upon satisfaction of the following conditions precedent, this Amendment shall immediately become effective as of the date hereof:

      (a) with respect to the amendments set forth in (i) Section 2(a), the Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Lenders and
            (ii) Section 2(b), the Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Required Lenders;

      (b) the Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in
            Section 3 of this Amendment;

      (c) the Agent shall have received such other agreements, instruments, certificates and opinions relating to the transactions contemplated hereby as may have been reasonably requested by the Agent or any Lender.

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5.    Miscellaneous.

      (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

      (b) Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all reasonable out-of-pocket costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

      (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

      (d) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

      (e) GOVERNING LAW. THE RIGHTS AND DUTIES OF THE BORROWER, THE LENDERS AND THE AGENT UNDER THIS AMENDMENT, SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN SUCH STATE.

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      (f)   WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW,
            EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                            [SIGNATURE PAGES FOLLOW]

                                       5
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      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                        CKE RESTAURANTS, INC.

                                        By:    /s/ Theodore Abajian
                                               ---------------------------------
                                        Name:  Theodore Abajian
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        [Lender signatures]